UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________
FORM 8-K/A
(Amendment No. 1)

_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): November 6, 2025
Curis, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30347	04-3505116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

128 Spring Street, Building C - Suite 500, Lexington MA 02421
(Address of Principal Executive Offices) (Zip Code)
(617) 503-6500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CRIS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On November 6, 2025, Curis, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing that it had completed its sale of its interest in Curis Royalty, LLC to TPC Investments Royalty LLC, a limited liability company managed by Oberland Capital Management, LLC (the “Transaction”). This Form 8-K/A amends the Original 8-K to include the pro forma financial information of the Company giving effect to the completion of the Transaction required by Item 9.01(b) of Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information.

The Company’s unaudited pro forma condensed consolidated balance sheet as of September 30, 2025, unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2025, and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2024, are filed as Exhibit 99.1 hereto and are incorporated into this Item 9.01(b) by reference.

(d) Exhibits

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information
104	Cover Page Interactive Data File (embedded within the InLine XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curis, Inc.

Date:	November 13, 2025	By:	/s/ Diantha Duvall
Diantha Duvall
Chief Financial Officer